EXHIBIT 21.1
SUBSIDIARIES OF
PROLOGIS ET. AL.

Jurisdiction of
Name of Entity	Organization
Entities that engage in real estate operation and development:
ProLogis Development Services Incorporated	Delaware
ProLogis-DS Mexico Incorporated	Maryland
PLDS de Mexico S.A. de C.V.	Mexico
ProLogis-Monterrey (1) LLC and ProLogis Monterrey (2) LLC and one foreign subsidiary	Delaware
ProLogis-Reynosa (1) LLC and ProLogis-Reynosa (2) LLC and one foreign subsidiary	Delaware
ProLogis- Mexico City (5) LLC and one subsidiary	Delaware
ProLogis- Mexico City (10) LLC and one subsidiary	Delaware
ProLogis- Mexico City (13) LLC and one subsidiary	Delaware
ProLogis- Mexico City (18) LLC and one subsidiary	Delaware
ProLogis- Mexico City (19) LLC and one subsidiary	Delaware
ProLogis- Mexico City (20) LLC and one subsidiary	Delaware
ProLogis- Mexico City (21) LLC and one subsidiary	Delaware
ProLogis- Mexico City (22) LLC and one subsidiary	Delaware
ProLogis- Mexico City (23) LLC and one subsidiary	Delaware
ProLogis- Mexico City (24) LLC and one subsidiary	Delaware
ProLogis- Mexico City (25) LLC and one subsidiary	Delaware
PLD-MX Acquisition (1) LLC and PLD-MX Acquisition (2)LLC and one foreign subsidiary	Delaware
ProLogis-Tijuana (8) LLC and one subsidiary	Delaware
ProLogis-Reynosa (11) LLC and one subsidiary	Delaware
ProLogis-Reynosa (12) LLC and one subsidiary	Delaware
PLDMX Holding GDL (5) LLC and one subsidiary	Delaware
PLDMX Holding JUA (3) LLC and one subsidiary	Delaware
PLDMX Holding JUA (9) LLC and one subsidiary	Delaware
PLDMX Holding JUA (11) LLC and one subsidiary	Delaware
PLDMX Holding JUA (12) LLC and one subsidiary	Delaware
PLDMX Holding JUA (14) LLC and one subsidiary	Delaware
PLDMX Holding JUA (15) LLC and one subsidiary	Delaware
ProLogis-Guadalajara (3) LLC and one subsidiary	Delaware
PLDMX Holding MAT (1) LLC and one subsidiary	Delaware
PLDMX Holding MON (3) LLC and one subsidiary	Delaware
PLDMX Holding MON (5) LLC and one subsidiary	Delaware
PLDMX Holding MON (8) LLC and one subsidiary	Delaware
PLDMX Holding MON (9) LLC and one subsidiary	Delaware
PLDMX Holding MON (10) LLC and one subsidiary	Delaware
PLDMX Holding REY (4) LLC and one subsidiary	Delaware
PLDMX Holding REY (7) LLC and one subsidiary	Delaware
PLDMX Holding REY (8) LLC and one subsidiary	Delaware
PLDMX Holding REY (9) LLC and one subsidiary	Delaware
PLDMX Holding TOL (1) LLC and one subsidiary	Delaware
PLDMX Holding MXC (2) LLC and one subsidiary	Delaware
PLDMX Holding MXC (3) LLC and one subsidiary	Delaware
ProLogis MX Fund FN, S. de R.L. de C.V.	Mexico
ProLogis Kansas City (1) Incorporated	Delaware
ProLogis Houston Holdings, Inc.	Delaware
Meridian-Penn, Incorporated	California
ProLogis & Argent LLC	Delaware
ProLogis Land LLC	Delaware
ProLogis Land II LLC	Delaware
ProLogis Land III LLC	Delaware

ProLogis Limited Partnership I	Delaware
ProLogis-IV, Inc.	Delaware
ProLogis MX Fund Services LLC	Delaware
ProLogis-North Carolina (1) Incorporated	Maryland
ProLogis-North Carolina (2) Incorporated	Maryland
ProLogis-North Carolina Limited Partnership	Delaware
ProLogis Fraser GP LLC	Delaware
ProLogis Racine LLC	Delaware
ProLogis Riverbluff CA LLC	Delaware
ProLogis Teterboro LLC	Delaware
SR Acquisition Corporation LLC	Delaware
PLDAB LLC	Delaware
PLDSPE LLC	Delaware
ProLogis Deerfield PA Investment 2 LP	Delaware
ProLogis Deerfield Holding LLC	Delaware
Keystone ICP III LLC	Delaware
Keystone NJP LLC	Delaware
Keystone Talmadge LLC	Delaware
ProLogis Park Chicago LLLP	Illinois
ProLogis Park Redlands 5 LLC	Delaware
ProLogis-Exchange Shoemaker CA LLC	Delaware
PLD-TRS Holding LLC	Delaware
PLD/BB Owner LLC	Delaware
ProLogis Suwanee Exchange LLC	Delaware
PRW Urban Renewal (3), LLC	New Jersey
ProLogis Fraser L.P. and sixteen subsidiaries	Delaware
Palmtree Acquisition Corporation and fifty-three subsidiaries	Delaware
ProLogis Logistics Services Incorporated and forty-six subsidiaries	Delaware
TCL Holdings Sarl	Luxembourg
CSI/Frigo LLC	Delaware
ProLogis Industrial Holdings Limited and twenty foreign subsidiaries	United Kingdom
PLD International Incorporated and seventy-nine foreign subsidiaries	Delaware
PLD Finance Sarl and six foreign subsidiaries	Luxembourg
ProLogis Developments Holding Sarl and one hundred and forty-nine foreign subsidiaries	Luxembourg
ProLogis Holding BV	Netherlands
ProLogis France Developments Incorporated and sixty foreign subsidiaries	Delaware
ProLogis European Developments BV and one hundred and twenty foreign subsidiaries	Netherlands
ProLogis European Developments Holding Sarl and seven foreign subsidiaries	Luxembourg
ProLogis Poland Developments FIZ AN and nine foreign subsidiaries	Luxembourg
ProLogis Middle East Development Incorporated and three foreign subsidiaries	Delaware
ProLogis UK Developments Sarl	Luxembourg
ProLogis UK Holdings S.A. and one hundred and seventeen foreign subsidiaries	Luxembourg
ProLogis Russia Incorporated and four foreign subsidiaries	Delaware
ProLogis Realty V BV and one subsidiary	Delaware
ProLogis Realty VI BV and two subsidiaries	Delaware
ProLogis Realty VII BV and one subsidiaries	Delaware
ProLogis Cayman II Limited	Delaware
ProLogis Canada Incorporated	Delaware
ProLogis Canada (2) Incorporated	Delaware
ProLogis Canada Development Incorporated and twenty-two foreign subsidiaries	Delaware
ProLogis Japan Incorporated and ninety-three foreign subsidiaries	Delaware
ProLogis Japan II Incorporated	Delaware
Japan Investments (1) Incorporated	Delaware
Japan Investments (2) Incorporated	Delaware
Japan Investments (3) Incorporated	Delaware
Japan Investments (4) Incorporated	Delaware
ProLogis Japan Holdings LLC	Delaware
ProLogis Japan Finance Incorporated	Delaware
ProLogis Korean Development Incorporated and twenty-six foreign subsidiaries	Delaware

Korea Investments (1) Incorporated	Delaware
Korea Investments (2) Incorporated	Delaware
ProLogis Singapore Investments Incorporated and three foreign subsidiaries	Delaware
PLD International Finance, LLC and eleven subsidiaries	Delaware
Entities that engage in providing management services:
ProLogis Management Incorporated	Delaware
Keystone Realty Services Incorporated	Pennsylvania
ProLogis NA2 Management LLC	Delaware
ProLogis de Mexico S.A. de C.V.	Mexico
ProLogis Canada Management Holding Incorporated and one foreign subsidiary	Delaware
ProLogis Japan Management Incorporated and one foreign subsidiaries	Delaware
ProLogis Korean Management LLC	Korea
ProLogis Management Services Sarl and three foreign subsidiaries	Luxembourg
ProLogis Services Sarl	Luxembourg
ProLogis Directorship BV	Netherlands
ProLogis Directorship II BV	Netherlands
ProLogis Directorship Sarl	Luxembourg
ProLogis Park Bradford Management Company Limited	United Kingdom
ProLogis RFI DIRFT Management Company Limited	United Kingdom
ProLogis Park Ryton Management Company Limited	United Kingdom
ProLogis Park Midpoint 2 Management Company Limited	United Kingdom
ProLogis Park Littlebrook Management Company Limited	United Kingdom
ProLogis B.V. and twenty-four foreign subsidiaries	Netherlands
ProLogis UK Financial Services Limited	United Kingdom
PLD Finance Management LLC	Delaware
PLD Finance Management BV	Netherlands
ProLogis Singapore Management Pte. Ltd.	Delaware
Other entities:
Solution Insurance Ltd.	Bermuda